EX-5.d.

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                                                                                           JACKSON NATIONAL LIFE
                                                                                INSURANCE COMPANY OF NEW YORK(SM)  [GRAPHIC OMITTED]

Perspective L Series (01/07)                                                           Home Office - 2900 Westchester Ave., Ste. 305
                                                                                                                  Purchase, NY 1057
FIXED AND VARIABLE ANNUITY APPLICATION (VA210NY)                                                                       WWW.JNLNY.COM

See back page for mailing address.

USE DARK INK ONLY
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REGISTRATION INFORMATION
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OWNER'S NAME (FIRST)     (MIDDLE)     (LAST)                Date of Birth (mm/dd/yyyy)              __ SSN  __ TIN (include dashes)

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Home Address (Physical Address Required)                                        CITY, STATE, ZIP

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Mailing Address (if different from Home Address)                                CITY, STATE, ZIP

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Age     Sex         U.S. Citizen       Phone No. (include area code)     E-Mail Address        Broker/Dealer Account Number
        __ M __F    __ Yes __ No
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JOINT OWNER'S NAME (Proceeds will be distributed in accordance with the Contract                    __ SSN  __ TIN (include dashes)
on the first death of either Owner. Spousal Joint Owner may continue the
Contract.)

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Home Address (Physical Address Required)                        CITY, STATE, ZIP           Relationship to Owner (Check One)
                                                                                           ___ Spouse
                                                                                           ___ Other _________________
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Date of Birth (mm/dd/yyyy)      Age      Sex        U.S. Citizen      Phone No. (include area code)               E-Mail Address
                                         __ M __F    __ Yes __ No
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ANNUITANT'S NAME (if other than Owner)                                                              __ SSN  __ TIN (include dashes)

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Home Address (number and street)                        CITY, STATE, ZIP                   Relationship to Owner (Check One)
                                                                                           ___ Spouse
                                                                                           ___ Other _________________
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Date of Birth (mm/dd/yyyy)      Age      Sex        U.S. Citizen      Phone No. (include area code)               E-Mail Address
                                         __ M __F    __ Yes __ No
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JOINT ANNUITANT'S NAME                                                                              __ SSN  __ TIN (include dashes)

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Home Address (number and street)                        CITY, STATE, ZIP                   Relationship to Owner (Check One)
                                                                                           ___ Spouse
                                                                                           ___ Other _________________
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Date of Birth (mm/dd/yyyy)      Age      Sex        U.S. Citizen      Phone No. (include area code)
                                         __ M __F    __ Yes __ No
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BENEFICIARY DESIGNATION
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Percentages must equal 100% for each beneficiary type.  For additional beneficiaries, please attach a separate sheet, signed and dated by the Owner(s), which includes names, percentages, and other required information.
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                Name                                    __ SSN  __ TIN (include dashes)                        Percentage (%)
Primary
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                Relationship to Owner           Date of Birth (mm/dd/yyyy)     Address (number and street)     City, State, ZIP
                ___ Spouse
                ___ Other _________________
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                Name                                    __ SSN  __ TIN (include dashes)                         Percentage (%)
 __ Primary
 __ Contingent  --------------------------------------------------------------------------------------------------------------------
                Relationship to Owner           Address (number and street)             City, State, ZIP

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                Name                                    __ SSN  __ TIN (include dashes)                         Percentage (%)
 __ Primary
 __ Contingent  --------------------------------------------------------------------------------------------------------------------
                Relationship to Owner           Address (number and street)             City, State, ZIP

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                Name                                    __ SSN  __ TIN (include dashes)                         Percentage (%)
 __ Primary
 __ Contingent  --------------------------------------------------------------------------------------------------------------------
                Relationship to Owner           Address (number and street)             City, State, ZIP

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ANNUITY TYPE                                                                                    TRANSFER INFORMATION

 __ Non-Tax Qualified                          __ IRA - Individual*                             __ IRC 1035 Exchange
 __ 401(k) Qualified Savings Plan              __ IRA - Custodial                               __ Direct Transfer
 __ HR-10 (Keogh) Plan                         __ IRA - Roth*                                   __ Direct Rollover
 __ 403(b) TSA (Direct Transfer Only)          *Tax Contribution Years and Amounts:             __ Non-Direct Rollover
 __ IRA - SEP                                  Year: ________  $________
 __ Other __________________________           Year: ________  $________

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NVDA 210                                                                                                                NV4673 01/07

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  OPTIONAL DEATH BENEFIT - ONCE SELECTED, OPTIONAL DEATH BENEFITS CANNOT BE CHANGED.

If the Optional Death Benefit is not selected, your beneficiary(ies) will receive the standard death benefit. Please see the prospectus for details.

    __ Highest Anniversary Value Death Benefit

                                 ADDITIONAL CHARGES WILL APPLY. PLEASE SEE THE PROSPECTUS FOR DETAILS.
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  OPTIONAL BENEFITS - ONCE SELECTED, OPTIONAL BENEFITS CANNOT BE CHANGED.

  A. CONTRACT ENHANCEMENT OPTIONS/1/
     (MAY SELECT ONLY ONE)
      __ 2% of first-year premium /2/
      __ 3% of first-year premium /2/
      __ 4% of first-year premium /2/

B.   GUARANTEED LIVING BENEFIT OPTIONS (MAY SELECT ONLY ONE)
     Guaranteed Minimum Income Benefit Option /3/
       __ FutureGuard(SM)

     Guaranteed Minimum Withdrawal Benefit Options /4/
       __ SafeGuard 7 Plus(SM)
          (7% GMWB)
       __ AutoGuard(SM)
          (5% GMWB with Annual Step-Up)
       __ MarketGuard 5(SM)
          (5% GMWB)
       __ LifeGuard Protector Advantage(SM)
          (5% For Life GMWB with Bonus and Annual Step-Up)
       __ LifeGuard Protector(SM)
          (5% For Life GMWB with Annual Step-Up)
       __ LifeGuard Protector with Joint Option(SM) /5//6/
          (Joint 5% For Life GMWB with Annual Step-Up)
       __ LifeGuard Protector Plus(SM)
          (5% For Life GMWB with Bonus and 5-Year Step-Up)
       __ LifeGuard Protector Plus with Joint Option(SM) /5//6/
          (Joint 5% For Life GMWB with Bonus and 5-Year Step-Up)

     ADDITIONAL CHARGES WILL APPLY. PLEASE SEE THE PROSPECTUS FOR DETAILS.

/1/  Please   complete  the   Important   Disclosure   Regarding   the  Contract
     Enhancement.

/2/ Selection of the 2%, 3%, or 4% Contract Enhancement option will prohibit allocation or transfer of any premium to the 3, 5, or 7-Year Fixed Account Options during the Recapture period of that selected option.

/3/ The GMIB and GMWBs may not be appropriate for Owners who will be subject to any minimum distribution requirements under an IRA or other qualified plan prior to the expiration of 10 contract years. Please consult a tax advisor on this and other matters of selecting income options.

/4/ A GMWB may not be appropriate for the Owners who have as a primary objective taking maximum advantage of the tax deferral that is available to them under an annuity Contract. These endorsements may also have limited usefulness in connection with tax-qualified contracts in relation to required  minimum  distributions  imposed  by  the  IRS.  Some  withdrawals necessary to satisfy required minimum distributions may prematurely deteriorate the benefits provided by a GMWB. When purchasing a tax-qualified contract, special consideration should be given to whether or not the purchase of GMWB is appropriate for the Owner's situation, including required minimum distributions. Please consult a tax advisor on this and other matters of selecting income options.

/5/ For Non-Qualified plans, spousal joint ownership required. Please ensure the Joint Owner section on Page 1 (including the "Relationship to Owner box) is properly completed.

/6/ For Qualified plans, 100% spousal primary beneficiary designation required. Please ensure the Primary Beneficiary section on Page 1 (including the "Relationship to Owner" box) is properly completed.

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INITIAL PREMIUM                                                         INCOME DATE
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Amount of premium with application: $__________________                 PLEASE SPECIFY DATE (mm/dd/yyyy): ______________
MAKE ALL CHECKS PAYABLE TO JACKSON NATIONAL LIFE INSURANCE COMPANY      If an Income Date is not specified, age 90 (age 70 1/2 for
OF NEW YORK(R)                                                          Qualified Plans) of the Owner will be used.
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ELECTRONIC RECEIPT OF STATEMENTS/CORRESPONDENCE

I consent ___ I do not consent ___ to electronic delivery of annual and semi-annual reports, quarterly and immediate confirmation statements, prospectuses and prospectus supplements, and related correspondence (except ___________________) from Jackson National
Life of New York, when available.

There is no charge for electronic delivery. Please make certain you have given us a current e-mail address. Also let us know if that
e-mail address changes as we will need to notify you of a document's availability through e-mail. To view an electronic document, you will need Internet access. You may request paper copies, whether or not you also decide to revoke your consent for electronic delivery, at any time and for no charge. Please contact the appropriate Jackson of NY(SM) Service Center to update your e-mail address, revoke your consent to electronic delivery, or request paper copies.

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CAPITAL PROTECTION PROGRAM
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__ Yes - PLEASE COMPLETE SUPPLEMENTAL APPLICATION NV4674
__ No - PLEASE PROCEED TO THE PREMIUM ALLOCATION SECTION.
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                                                                         TOTAL NUMBER OF ALLOCATIONS MAY NOT EXCEED 18
PREMIUM ALLOCATION                                                  WHOLE PERCENTAGES ONLY * TOTAL ALLOCATION MUST EQUAL 100%
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NUMBER   PORTFOLIO                                                  NUMBER   PORTFOLIO

196 ___% JNL/AIM Large Cap Growth                                   189 ___% JNL/Mellon Capital Mgmt Financial Sector
206 ___% JNL/AIM Real Estate                                        188 ___% JNL/Mellon Capital Mgmt Healthcare Sector
195 ___% JNL/AIM Small Cap Growth                                   190 ___% JNL/Mellon Capital Mgmt Oil & Gas Sector
114 ___% JNL/Alger Growth                                           187 ___% JNL/Mellon Capital Mgmt Technology Sector
066 ___% JNL/Credit Suisse Global Natural Resources                 054 ___% JNL/Mellon Capital Mgmt Enhanced S&P 500 Stock Index
068 ___% JNL/Credit Suisse Long/Short                               173 ___% JNL/Oppenheimer Global Growth
115 ___% JNL/Eagle Core Equity                                      174 ___% JNL/Oppenheimer Growth
116 ___% JNL/Eagle SmallCap Equity                                  078 ___% JNL/PIMCO Real Return
150 ___% JNL/FMR Balanced                                           127 ___% JNL/PIMCO Total Return Bond
101 ___% JNL/FMR Mid-Cap Equity                                     106 ___% JNL/PPM America Value Equity
062 ___% JNL/Franklin Templeton Founding Strategy                   105 ___% JNL/Putnam Equity
069 ___% JNL/Franklin Templeton Global Growth                       148 ___% JNL/Putnam Midcap Growth
075 ___% JNL/Franklin Templeton Income                              104 ___% JNL/Select Balanced
064 ___% JNL/Franklin Templeton Mutual Shares                       103 ___% JNL/Select Global Growth
208 ___% JNL/Franklin Templeton Small Cap Value                     102 ___% JNL/Select Large Cap Growth
207 ___% JNL/Goldman Sachs Mid Cap Value                            107 ___% JNL/Select Money Market
076 ___% JNL/Goldman Sachs Short Duration Bond                      179 ___% JNL/Select Value
113 ___% JNL/JPMorgan International Equity                          111 ___% JNL/T. Rowe Price Established Growth
126 ___% JNL/JPMorgan International Value                           112 ___% JNL/T. Rowe Price Mid-Cap Growth
077 ___% JNL/Lazard Emerging Markets                                149 ___% JNL/T. Rowe Price Value
132 ___% JNL/Lazard Mid Cap Value                                   136 ___% JNL/Western Asset High Yield Bond
131 ___% JNL/Lazard Small Cap Value                                 110 ___% JNL/Western Asset Strategic Bond
123 ___% JNL/Mellon Capital Mgmt S&P 500(R) Index                   109 ___% JNL/Western Asset U.S. Government & Quality Bond
124 ___% JNL/Mellon Capital Mgmt S&P(R) 400 MidCap Index
128 ___% JNL/Mellon Capital Mgmt Small Cap Index                    THE FOLLOWING 12 OPTIONS ARE S&P PORTFOLIOS
129 ___% JNL/Mellon Capital Mgmt International Index                227 ___% JNL/S&P Managed Conservative
133 ___% JNL/Mellon Capital Mgmt Bond Index                         226 ___% JNL/S&P Managed Moderate
147 ___% JNL/Mellon Capital Mgmt Dow(SM) 10                         117 ___% JNL/S&P Managed Moderate Growth
178 ___% JNL/Mellon Capital Mgmt S&P 10                             118 ___% JNL/S&P Managed Growth
175 ___% JNL/Mellon Capital Mgmt Global 15                          119 ___% JNL/S&P Managed Aggressive Growth
184 ___% JNL/Mellon Capital Mgmt 25                                 097 ___% JNL/S&P Retirement Income
186 ___% JNL/Mellon Capital Mgmt Select Small-Cap                   098 ___% JNL/S&P Retirement 2015
224 ___% JNL/Mellon Capital Mgmt JNL 5                              099 ___% JNL/S&P Retirement 2020
079 ___% JNL/Mellon Capital Mgmt JNL Optimized 5                    100 ___% JNL/S&P Retirement 2025
228 ___% JNL/Mellon Capital Mgmt Nasdaq(R) 15                       070 ___% JNL/S&P Disciplined Moderate
073 ___% JNL/Mellon Capital Mgmt S&P 24                             071 ___% JNL/S&P Disciplined Moderate Growth
229 ___% JNL/Mellon Capital Mgmt Value Line(R) 25                   072 ___% JNL/S&P Disciplined Growth
094 ___% JNL/Mellon Capital Mgmt Dow Dividend
225 ___% JNL/Mellon Capital Mgmt VIP                                FIXED ACCOUNT OPTIONS
191 ___% JNL/Mellon Capital Mgmt Communications Sector              041 __%  1-year          043 __% 3-year
185 ___% JNL/Mellon Capital Mgmt Consumer Brands Sector             045 __%  5-year          047 __% 7-year

__ CHECK HERE FOR AUTOMATIC REBALANCING.  Only the Portfolios selected above and the 1-year Fixed Account (if selected) will participate in the program.  The 3-, 5- and 7-year Fixed Accounts are not available for Automatic Rebalancing.

Frequency: __ Monthly     __ Quarterly     __Semi-Annual     __ Annual      Start Date:______________________

If no date is selected, the program will begin one month/quarter/half year/year (depending on the frequency you selected) from the date JNL applies the first premium payment.
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IMPORTANT - PLEASE READ CAREFULLY - SIGNATURE(S) REQUIRED BELOW - THIS ENTIRE
SECTION MUST BE COMPLETED FOR "GOOD ORDER"
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REPLACEMENT
*ARE YOU REPLACING AN EXISTING LIFE INSURANCE POLICY OR ANNUITY CONTRACT?
___ YES ___ NO    IF "YES", PLEASE COMPLETE THIS SECTION.
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Company Name        Contract No.          Anticipated Transfer Amount
                                          $
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Company Name        Contract No.          Anticipated Transfer Amount
                                          $
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1.   I (We) hereby  represent to the best of my (our)  knowledge and belief that each of the statements and answers  contained above are true,  complete and correctly recorded.

2. I (We) certify that the Social Security or Taxpayer Identification number(s) shown above is (are) correct.

3. I (WE) UNDERSTAND THAT ANNUITY BENEFITS AND WITHDRAWAL VALUES, IF ANY, WHEN BASED ON THE INVESTMENT EXPERIENCE OF A PORTFOLIO IN THE SEPARATE ACCOUNT OF JACKSON OF NY ARE VARIABLE AND MAY BE INCREASED OR DECREASED, AND THE DOLLAR AMOUNTS ARE NOT GUARANTEED.

4. I (We) have been given a current prospectus for this variable annuity for each available Portfolio.

5. The contract I (we) have applied for is suitable for my (our) insurance objective, financial situation and needs.

6. I understand the restrictions imposed by 403(b)(11) of the Internal Revenue Code. I understand the investment alternatives available under my employer's 403(b) plan, to which I may elect to transfer my contract value.

7. I (WE) UNDERSTAND THAT ALLOCATIONS TO THE FIXED ACCOUNT OPTION(S) ARE SUBJECT TO AN ADJUSTMENT IF WITHDRAWN OR TRANSFERRED PRIOR TO THE END OF THE APPLICABLE PERIOD, WHICH MAY REDUCE AMOUNTS WITHDRAWN OR TRANSFERRED.

8.   If I (we) have  elected  the  Capital  Protection  Program,  I (we)  hereby
     acknowledge  receipt  of  the  "CAPITAL  PROTECTION  PROGRAM   SUPPLEMENTAL
     APPLICATION."
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SIGNATURES
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Owner's Signature                   DATE SIGNED (MM/DD/YYYY)

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STATE WHERE SIGNED                  Joint Owner's Signature

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Annuitant's Signature               Joint Owner's Signature (if other than Joint
(if other than Owner)               Owner)

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PRODUCER/REPRESENTATIVE'S STATEMENT - SIGNATURE REQUIRED BELOW - THIS ENTIRE
SECTION MUST BE COMPLETED FOR "GOOD ORDER"
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I certify that: I am authorized and qualified to discuss the Contract herein applied for; I have fully explained the Contract to the client, including contract benefits, restrictions and charges; I believe this transaction is suitable given the client's financial situation and needs; I have complied with requirements for disclosures and/or replacements as necessary; and to the best of my knowledge and belief the applicant's statement as to whether or not an existing life insurance policy or annuity contract is being replaced is true and accurate. (If a replacement, please provide a replacement form or other special forms where required by state law.)

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Producer/Representative's Full Name   (First)     (Middle)     (Last)          Phone No. (include area code)
(please print)

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Producer/Representative's Signature                                            Date Signed (mm/dd/yyyy)

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Address (number and street)                     City, State, ZIP (xxxxx-xxxx)

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E-Mail Address                                  Contact your home office for program information.
                                                __ Option A     __ Option B    __ Option C    __ Option D
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Broker/Dealer Name            Broker/Dealer Representative No.        Jackson of NY Producer/Representative No.

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External Account No. (if applicable)            Trade No. (if applicable)

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                     MAILING ADDRESS AND CONTACT INFORMATION
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            IF PURCHASED THROUGH A NON-BANK BROKER/DEALER, SEND TO:

                          JACKSON OF NY SERVICE CENTER

     REGULAR MAIL:   P.O. Box 378004, Denver, CO 80237-8004

     OVERNIGHT MAIL: 7601 Technology Way
                     Denver, CO 80237

     CUSTOMER CARE: 800/599-5651 (8:00 a.m. to 8:00 p.m. ET)

     FAX: 800/701-0125          E-MAIL: contactus@jnlny.com


         IF PURCHASED THROUGH A BANK OR FINANCIAL INSTITUTION, SEND TO:

                        JACKSON OF NY IMG SERVICE CENTER

     REGULAR MAIL:   P.O. Box 33178, Detroit, MI 48232-5178

     OVERNIGHT MAIL: c/o Standard Federal Bank, c/o Drawer 5178
                     12425 Merriman Road, Livonia, MI 48150

     CUSTOMER CARE:  888/464-7779 (8:00 a.m. to 8:00 p.m. ET)

     FAX: 517/367-4669          E-MAIL: contactus@jnlny.com
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         Not FDIC/NCUA insured * Not Bank/CU guaranteed * May lose value
               * Not a deposit * Not insured by any federal agency
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NVDA 210                                                            NV4673 01/07